SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     July 12, 2001
                                                      -------------

                           Entheos Technologies, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



Nevada                  0-30456                        98-0170247
------                  -------                        ----------
(State or other         (Commission File Number)       (IRS Employer
jurisdiction of                                        Identification
incorporation)                                         Number)

1628 West 1st Avenue, Suite 214, Vancouver, British Columbia     V6J 1G1
------------------------------------------------------------     -------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5005
                                                      --------------

          15 Wertheim Court, Suite 311, Richmond Hill, Ontario L4B 3H7
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.



ITEM 5.  Other Events.

     At a shareholder's meeting held on July 12, 2001, a majority of the shareholders approved a 25:1 reverse split of the company's outstanding shares of common stock, to be effective as of July 31, 2001. The common stock's par value of $0.00001 per share will remain the same.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ENTHEOS TECHNOLOGIES, INC.


                                                    By:/s/ Kesar S. Dhaliwal
                                                    ------------------------
                                                    Kesar S. Dhaliwal, President


Date: July 19, 2001